UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 20, 2020

NCL CORPORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of Principal Executive Offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Beginning on April 20, 2020, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (the “Company”), amended the export-credit backed facilities that finance Norwegian Bliss, Norwegian Breakaway, Norwegian Encore, Norwegian Escape, Norwegian Getaway and Norwegian Joy to incorporate the terms of a 12-month debt holiday initiative offered to the cruise industry by Euler Hermes Aktiengesellschaft (“Hermes”), the official export credit agency of Germany. The debt holiday was initiated to provide interim debt service and financial covenant relief for borrowers during the current global COVID-19 pandemic with respect to their Hermes guaranteed financings. Across the facilities detailed below, these amendments provide approximately $386 million of incremental liquidity to the Company through April 2021.

Seahawk One (Norwegian Bliss)

On April 20, 2020, NCLC entered into a second supplemental agreement (the “Seahawk One Supplemental Agreement”), among Seahawk One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., an indirect subsidiary of NCLC, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Seahawk One Supplemental Agreement, the “Seahawk One Credit Facility”), among Seahawk One, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Seahawk One Supplemental Agreement provides that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Deferral Period”) on the loans under the Seahawk One Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Seahawk One Credit Facility (the “Deferred Seahawk One Loans”). The Deferred Seahawk One Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.00%. After the end of the Deferral Period, the Deferred Seahawk One Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Seahawk One Loans, in semiannual installments. In addition, testing of the financial covenants under the Seahawk One Credit Facility is suspended during the Deferral Period. This summary of the Seahawk One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Seahawk Two (Norwegian Encore)

On April 20, 2020, NCLC entered into a third supplemental agreement (the “Seahawk Two Supplemental Agreement”), among Seahawk Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Seahawk Two Supplemental Agreement, the “Seahawk Two Credit Facility”), among Seahawk Two, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Seahawk Two Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Seahawk Two Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Seahawk Two Credit Facility (the “Deferred Seahawk Two Loans”). The Deferred Seahawk Two Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.00%. After the end of the Deferral Period, the Deferred Seahawk Two Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Seahawk Two Loans, in semiannual installments. In addition, testing of the financial covenants under the Seahawk Two Credit Facility is suspended during the Deferral Period. This summary of the Seahawk Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway One (Norwegian Breakaway)

On April 24, 2020, NCLC entered into a second amendment agreement (the “Breakaway One Amendment Agreement”), among Breakaway One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge (formerly Nordea Bank Norge ASA), as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KFW IPEX-Bank GmbH and Nordea Bank ABP, Filial I Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers, which supplements the Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway One Amendment Agreement, the “Breakaway One Credit Facility”), among Breakaway One, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KFW IPEX-Bank GmbH and Nordea Bank ABP, Filial I Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers. The Breakaway One Amendment Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Breakaway One Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway One Credit Facility (the “Deferred Breakaway One Loans”). The Deferred Breakaway One Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 0.90%. After the end of the Deferral Period, the Deferred Breakaway One Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Breakaway One Loans, in semiannual installments. In addition, testing of the financial covenants under the Breakaway One Credit Facility is suspended during the Deferral Period. This summary of the Breakaway One Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway Two (Norwegian Getaway)

On April 24, 2020, NCLC entered into a third amendment agreement (the “Breakaway Two Amendment Agreement”), among Breakaway Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge (formerly Nordea Bank Norge ASA), as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KFW IPEX-Bank GmbH and Nordea Bank ABP, Filial I Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers, which supplements the Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Two Amendment Agreement, the “Breakaway Two Credit Facility”), among Breakaway Two, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KFW IPEX-Bank GmbH and Nordea Bank ABP, Filial I Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers. The Breakaway Two Amendment Agreement provides that, (a) among other things, amortization payments due during the Deferral Period on the loans under the Breakaway Two Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway Two Credit Facility (the “Deferred Breakaway Two Loans”). The Deferred Breakaway Two Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.20%. After the end of the Deferral Period, the Deferred Breakaway Two Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Breakaway Two Loans, in semiannual installments. In addition, testing of the financial covenants under the Breakaway Two Credit Facility is suspended during the Deferral Period. This summary of the Breakaway Two Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway Three (Norwegian Escape)

On April 21, 2020, NCLC entered into a first supplemental agreement (the “Breakaway Three Supplemental Agreement”), among Breakaway Three, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Three Supplemental Agreement, the “Breakaway Three Credit Facility”), among Breakaway Three, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Breakaway Three Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Breakaway Three Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway Three Credit Facility (the “Deferred Breakaway Three Loans”). The Deferred Breakaway Three Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.50%. After the end of the Deferral Period, the Deferred Breakaway Three Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Breakaway Three Loans, in semiannual installments. In addition, testing of the financial covenants under the Breakaway Three Credit Facility is suspended during the Deferral Period. This summary of the Breakaway Three Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway Four (Norwegian Joy)

On April 21, 2020, NCLC entered into a second supplemental agreement (the “Breakaway Four Supplemental Agreement”), among Breakaway Four, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Four Supplemental Agreement, the “Breakaway Four Credit Facility”), among Breakaway Four, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Breakaway Four Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Breakaway Four Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway Four Credit Facility (the “Deferred Breakaway Four Loans”). The Deferred Breakaway Four Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.50%. After the end of the Deferral Period, the Deferred Breakaway Four Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Breakaway Four Loans, in semiannual installments. In addition, testing of the financial covenants under the Breakaway Four Credit Facility is suspended during the Deferral Period. This summary of the Breakaway Four Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure

Given the meaningful and rapidly evolving impacts from the pandemic, the temporary suspension of sailings globally and the uncertainty and fluidity of the ongoing situation, the Company and NCLC withdraw their first quarter and full year 2020 guidance provided earlier this year, including on the earnings call on February 20, 2020, which excluded known and unknown impacts from COVID-19.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Supplemental Agreement, dated April 20, 2020, to Seahawk One Credit Agreement, dated July 14, 2014, by and among Seahawk One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 24, 2020 (File No. 001-35784)). #

10.2	Third Supplemental Agreement, dated April 20, 2020, to Seahawk Two Credit Agreement, dated July 14, 2014, by and among Seahawk Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 24, 2020 (File No. 001-35784)). #

10.3	Second Amendment Agreement, dated April 24, 2020, to Breakaway One Credit Agreement, dated November 18, 2010, by and among Breakaway One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and the other parties thereto (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 24, 2020 (File No. 001-35784)). #

10.4	Third Amendment Agreement, dated April 24, 2020, to Breakaway Two Credit Agreement, dated November 18, 2010, by and among Breakaway Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and the other parties thereto (incorporated herein by reference to Exhibit 10.4 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 24, 2020 (File No. 001-35784)). #

10.5	First Supplemental Agreement, dated April 21, 2020, to Breakaway Three Credit Agreement, dated October 12, 2012, by and among Breakaway Three, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders therein defined and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR agent (incorporated herein by reference to Exhibit 10.5 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 24, 2020 (File No. 001-35784)). #

10.6	Second Supplemental Agreement, dated April 21, 2020, to Breakaway Four Credit Agreement, dated October 12, 2012, by and among Breakaway Four, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders therein defined and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR agent (incorporated herein by reference to Exhibit 10.6 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on April 24, 2020 (File No. 001-35784)). #

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2020	NCL CORPORATION LTD.

	By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer